EXHIBIT 10.17


                               SECURITY AGREEMENT
                               ------------------

1.       IDENTIFICATION.

         This Security Agreement (the "Agreement"), dated September 10, 2001, is entered into by and between IVG Corp., a Delaware corporation (formerly Internet Venture Group, Inc., a Florida corporation) ("Debtor"), Elorian & Becky Landers JTWROS, Hamp Family Limited Partnership, W. Jackson Belt, Peter Wokoun, Stephen Landers, and Thomas McCrimmon (Elorian & Becky Landers JTWROS, Hamp Family Limited Partnership, W. Jackson Belt, Peter Wokoun, Stephen Landers, and Thomas McCrimmon are referred to herein individually as a "Shareholder" and collectively "Shareholders") and Barbara Mittman, as collateral agent [acting in the manner and to the extent described in the Collateral Agent Agreement defined below] (the "Collateral Agent"), for the benefit of the parties identified on Schedule A hereto being collectively, the "Lenders" and each a "Lender".

2.       RECITALS.

         2.1 The Lenders have made loans to Debtor. The loans are evidenced by those certain Convertible Notes dated February 2, 2001 and issued pursuant to the Subscription Agreement described in Section 2.2 below. Additional loans, evidenced by Promissory Notes dated the date of this Security Agreement in the aggregate amount of $55,000 were also made by the Lenders to Debtor ("Promissory Notes"). Collectively, the Convertible Notes and Promissory Notes are referred to as "Notes". The Notes and Promissory Notes described on Schedule A hereto (collectively the "Loans") were executed by Debtor as the "Borrower" or "Debtor" thereof, for the benefit of each individual Lender as the "Holder" or Lender thereof.

         2.2 In order to induce Lenders to forego from exercising their right to accelerate the Maturity Date (as defined in the Notes), subject to Section 9.2, and as security for Debtor's performance of its obligations under the Notes issued February 2, 2001 and as security for the repayment of the Notes and Promissory Notes and any and all other sums due from Debtor to Lender whether arising under the Notes issued pursuant to a Subscription Agreement entered into between Debtor and each Lender relating to the Notes (the "Subscription Agreement"), or pursuant to other written instruments and agreements entered into by the Debtor and a Lender in connection with the Subscription Agreement, whether before or after the date hereof, and further specifically including all of the Debtor's obligations arising under the Notes and the Subscription Agreement relating thereto (collectively, the "Obligations"), the Lenders and Escrow Agent, Debtor and Shareholders, for good and valuable consideration, receipt of which is acknowledged, have agreed to grant to the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth. Such Loans have been made with recourse as to Debtor.

         2.3 The Lenders have appointed Barbara Mittman as Collateral Agent pursuant to that certain Collateral Agent Agreement dated as of September 10, 2001, among the Lenders and Collateral Agent.

                  DEFINED TERMS. The following defined terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.

3.       GRANT OF GENERAL SECURITY INTEREST IN COLLATERAL.

         3.1 As security for the Obligations, Shareholders hereby grant the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral.

         3.2 "Collateral" shall mean all of the following property of the
Shareholders: the common stock of the Debtor as set forth on Schedule B hereto, together with medallion signature guaranteed stock powers ("Security Shares"). Collateral shall also include all the Shareholders right, title and interest in and to the Security Shares, together with the proceeds of any sale, exchange, liquidation or other disposition, whether voluntary or involuntary, and including but not limited to any securities, Instruments, and all benefits and entitlements evidenced by or arising out of the Security Shares and all other securities, Instruments and other property (whether real or personal, tangible or intangible) issued or accepted in substitution for, or in addition to, the foregoing, and all dividends, interest, cash, instruments, distributions, income, securities and any other property (whether real or personal, tangible or intangible) at any time received, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, whether now owned or hereafter acquired, and any and all improvements, additions, replacements, substitutions and any and all Proceeds arising out of or derived from the foregoing.

         3.3 Following the occurrence and during the continuance of an Event of Default (as defined herein), the Collateral Agent is hereby specifically authorized to transfer any Collateral into the name of the Collateral Agent and to take any and all action deemed advisable to the Collateral Agent to remove any transfer restrictions affecting the Collateral.

4. PERFECTION OF SECURITY INTEREST. The Collateral shall be delivered to the Collateral Agent as security for the Obligations. The Collateral Agent shall have a perfected security interest in the Collateral. Shareholders shall execute and deliver to the Collateral Agent UCC-1 Financing Statements ("Financing Statements") assigning to the Collateral Agent security interests in Shareholders' right, title and interest in and to the Collateral. Debtor and Shareholders hereby authorize the Collateral Agent to file such Financing Statement at the Debtor's expense, in such filing locations as the Collateral Agent deems appropriate.

5.       DISTRIBUTION ON LIQUIDATION.

         5.1 If any sum is paid as a liquidating distribution on or with respect to the Collateral, Shareholders shall accept same in trust for the Lenders and shall deliver same to the Collateral Agent to be applied to the Obligations then due, in accordance with the terms of the Notes.

         5.2 So long as no Event of Default (as defined herein) exists, Shareholders shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise does not impair the Collateral.

6.       FURTHER ACTION BY DEBTOR AND COVENANTS AND WARRANTIES.

         6.1 Collateral Agent at all times shall have a perfected security interest in the Collateral which shall be prior to any other unperfected interest therein. Subject to the security interest described herein, Shareholders have and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. Collateral Agent's security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Collateral Agent. Shareholders will do all acts and things, and will execute and file all instruments (including but not limited to security agreements, financing statements, continuation statements, etc.) reasonably requested by Collateral Agent to establish, maintain and continue the perfected security interest of Collateral Agent in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Collateral Agent from time to time to establish and determine the validity and the continuing priority of the security interest of Collateral Agent, and also pay all other claims and charges that in the opinion of Collateral Agent might prejudice, imperil or otherwise adversely affect the Collateral or its security interest therein.

         6.2 Shareholders will not sell, transfer, assign or pledge those items of Collateral and Debtor and Shareholders will not allow any such items to be sold, transferred, assigned or pledged, without the prior written consent of Collateral Agent. Although Proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Collateral Agent consents to any sale of the Collateral.

         6.3 Debtor and Shareholders will, at all reasonable times, allow Collateral Agent or its representatives free and complete access to all of Debtor 's and Shareholders' records which in any way relate to the Collateral, for such inspection and examination as Collateral Agent reasonably deems necessary.

         6.4 Debtor and Shareholders, at their sole cost and expense, will protect and defend this Security Agreement, all of the rights of Collateral Agent hereunder, and the Collateral against the claims and demands of all other parties.

         6.5 Debtor and Shareholders will promptly notify Collateral Agent of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that might in any way adversely affect or impair any of the rights of Collateral Agent under this Agreement.

         6.6 Collateral Agent may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor or Shareholders, and all amounts expended by Collateral Agent in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor and Shareholders to Collateral Agent upon demand and shall bear interest at 18% per annum from the dates of such expenditures until paid.

         6.7 Upon the request of Collateral Agent, Debtor and Shareholders will furnish within five (5) days thereafter to Collateral Agent, or to any permitted assignee of this Agreement, a written statement in form satisfactory to Collateral Agent, duly acknowledged, certifying the amount of the principal and interest then owing under the Obligations, whether any claims, offsets or defenses exist against the Obligations or against this Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations.

         6.8 The Debtor and Shareholders will, at their own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require to protect its security interest hereunder.

         6.9 Each Shareholders represents and warrants that he is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances and acquired the Security Shares for purposes of calculating the holding period for purposes of Rule 144 under the Securities Act of 1933 ("Rule 144") on the dates set forth on Schedule B. Each Shareholder for himself represents that the holding period of the Security Shares held by each such Shareholder commenced for purposes of resale under Rule 144 on the acquisition date set forth on Schedule B hereto. Shareholder makes the foregoing representation to the Lender and any transfer agent of the Company's common stock as if originally made to such transfer agent.

         6.10 Shareholders hereby agree not to divest themselves of any right under the Collateral absent prior written approval of the Collateral Agent.

         6.11 Following the occurrence and during the existence of an Event of Default, Debtor and Shareholders will cooperate and provide such certificate, resolutions, representations, legal opinions and all other matters necessary to facilitate a transfer or sale of any part of the Collateral pursuant to Rule
144. Debtor and Shareholders are unaware of any impediment to the resale of the security by the Collateral Agent upon an Event of Default pursuant to Rule 144. Debtor and Shareholders will take no action that would impede or limit the Collateral Agent's ability to resell all the Security Shares upon an Event of Default pursuant to Rule 144. For so long as any Security Shares are subject to this Agreement, the Shareholders will not sell any security of the Debtor which sale would be aggregated with sales by the Collateral Agent pursuant to Rule
144. Debtor shall issue instructions to its transfer agent to comply with the foregoing sentence. Debtor will not permit the transfer of any security of the Debtor if such transfer would aggregate for purposes of Rule 144 with sales of the Security Shares by the Collateral Agent or any sales of the Security Shares. Shareholders represent and warrant that they have not sold any security of the Debtor during the ninety (90) days prior to the date of this Agreement. The Lender acknowledges that upon transfer of the Security Shares to the Lender or Collateral Agent, the Lenders' holding periods under subsection (d) of Rule 144 may be "tacked" with the Shareholders' holding periods.

7.       POWER OF ATTORNEY.

         Debtor and Shareholders hereby irrevocably constitute and appoint the Collateral Agent as the true and lawful attorney of Debtor and Shareholders, with full power of substitution, in the place and stead of Debtor and Shareholders and in the name of Debtor and Shareholders or otherwise, at any time or times, in the discretion of the Collateral Agent, to take any action and to execute any instrument or document which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement which Debtor or Shareholders fail to take or fail to execute within five (5) business days of the Collateral Agent's reasonable request therefor. This power of attorney is coupled with an interest, is irrevocable and shall not be affected by any subsequent disability or incapacity of Debtor or Shareholders.

8.       PERFORMANCE BY THE COLLATERAL AGENT.

         If Debtor or Shareholders fail to perform any material covenant, agreement, duty or obligation of Debtor or Shareholders under this Agreement, the Collateral Agent may, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Collateral Agent incurred in connection with the foregoing authorization shall be payable by Debtor and Shareholders as provided in Paragraph 12.1 hereof. No discretionary right, remedy or power granted to the Collateral Agent under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Collateral Agent with respect thereto, such rights, remedies and powers being solely for the protection of the Collateral Agent.

9.       EVENT OF DEFAULT/WAIVER.

         9.1 An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined in the Notes or Subscription Agreement. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Collateral Agent, for the benefit of the Lenders, or at the option of any Lender for himself, and the Collateral Agent may dispose of Collateral as provided below. A default by Debtor or Shareholders of any of their obligations pursuant to this Agreement including but not limited to the obligations set forth in Section 6 of this Agreement, or a misrepresentation by Debtor or Shareholders of a material fact stated herein, shall be deemed an Event of Default hereunder and an event of default as defined in the Obligations.

         9.2 Pursuant to Section 10.1(iv) of the Subscription Agreement, the Debtor was required to file a registration statement with the Securities and Exchange Commission on or before May 3, 2001 which registration statement was required to be declared effective by the Securities and Exchange Commission on or before June 17, 2001. Failure by the Debtor to timely file the registration statement or for such registration statement not to be declared effective on or prior to June 17, 2001 is a Non-Registration Event (as defined in Section 10.4 of the Subscription Agreement) which gives rise to Liquidated Damages as set forth in Section 10.4 of the Subscription Agreement and further constitutes an Event of Default pursuant to Section 3.11 of the Notes. The Debtor acknowledges that a Non-Registration Event has occurred. Each of the Lenders hereby waives its rights in connection with, and amounts payable to Lenders as a result of, the Non-Registration Event that has occurred, provided the Debtor complies with its registration obligations as if thirty (30) days after the date of this Agreement were the Filing Date (as defined in Section 10.1(iv) of the Subscription Agreement) in respect of the filing of an amendment to the registration statement filed on May 2, 2001, which amendment must be responsive to the Securities and Exchange Commission letter of comment dated June 7, 2001, and as if ninety (90) days after the date of this Agreement were the Effective Date (as defined in Section 10.1(iv) of the Subscription Agreement) otherwise there is no waiver of any of Debtor's rights or Liquidated Damages.

10. DISPOSITION OF COLLATERAL. Upon and after any Event of Default which is then continuing,

         10.1 The Collateral Agent may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations or any other component of the Collateral. In addition to other rights and remedies provided for herein or otherwise available to it, the Collateral Agent shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

         10.2 If any notice to Shareholders of the sale or other disposition of Collateral is required by then applicable law, five (5) days' prior notice (or, if longer, the shortest period of time permitted by then applicable law) to Shareholders of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

         10.3 The Collateral Agent is authorized, at any such sale, if the Collateral Agent deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Collateral Agent deems advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

         10.4 All cash proceeds received by the Collateral Agent for the benefit of the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Collateral Agent pursuant to Paragraph 12.1 hereof) against the Obligations PRO RATA among the Lenders in proportion to their respective interest in the Obligations. Upon payment in full of all Obligations, Shareholders shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Collateral Agent incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Collateral Agent to Shareholders shall be without representation or warranty of any nature whatsoever and wholly without recourse. Each Lender may purchase the Collateral and pay for such purchase by offsetting any sums owed to such Lender by Debtor arising under the Obligations or any other source.

         10.5 No exercise by the Collateral Agent of any right hereby given it, no dealing by the Collateral Agent with Debtor, Shareholders or any other person, and no change, impairment or suspension of any right or remedy of the Collateral Agent shall in any way affect any of the obligations of Debtor or Shareholders hereunder or any Collateral furnished by Shareholders or give Debtor or Shareholders any recourse against the Collateral Agent.

         10.6 The Security Shares shall be released to the Shareholders upon the complete satisfaction of the Obligations and Collateral Agent agrees to execute all documents, instruments, UCC termination statements and releases reasonably requested by a Shareholder to effect the termination of Collateral Agent's security interest hereunder.

         10.7 The Security Shares may be released by the Collateral Agent directly to the Lenders in proportion to their interests as set forth on Schedule A hereto at any time after written request, therefore to the Collateral Agent by any such Lender ("Request for Release"), and provided such request is made after the occurrence of an Event of Default and expiration of notice and cure period provisions, if any. The Collateral Agent shall notify the Debtor and Shareholders of any release of the Security Shares in writing five business days after such release. The attributed value of the Security Shares shall be equal to the Conversion Price (as defined in the Note) in effect on the date Request for Release is given to the Collateral Agent. The Request for Release must include a statement supporting the determination of the Conversion Price being employed. The Collateral Agent may not release an amount of Security Shares to a Lender pursuant to any particular Request for Release that would be in excess of the amount of Common Stock of the Debtor the Lender would be permitted to receive upon delivery of a Conversion Notice (as defined in the Note). The Debtor shall receive a credit against the Obligations in an amount corresponding to the Conversion Price employed multiplied by the number of Security Shares released to a Lender.

11. WAIVER OF AUTOMATIC STAY. The Debtor and Shareholders acknowledge and agree that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Debtor or Shareholders, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Collateral Agent should be entitled to, among other relief to which the Collateral Agent may be entitled under the Note, Security Agreement, Subscription Agreement and any other agreement to which the Debtor, Shareholders, Lenders or Collateral Agent are parties, (collectively "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Collateral Agent to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. THE DEBTOR AND SHAREHOLDERS EXPRESSLY WAIVE THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362 AS TO COLLATERAL AGENT. FURTHERMORE, THE DEBTOR AND SHAREHOLDERS EXPRESSLY ACKNOWLEDGE AND AGREE THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE COLLATERAL AGENT TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Debtor and Shareholders hereby consent to any motion for relief from stay which may be filed by the Collateral Agent in any bankruptcy or insolvency proceeding initiated by or against the Debtor and Shareholders, and further agree not to file any opposition to any motion for relief from stay filed by the Collateral Agent. The Debtor and Shareholders represent, acknowledge and agree that this provision is a specific and material aspect of this Agreement, and that the Collateral Agent would not agree to the terms of this Agreement if this waiver were not a part of this Agreement. The Debtor and Shareholders further represent, acknowledge and agree that this waiver is knowingly, intelligently and voluntarily made, that neither the Collateral Agent nor any person acting on behalf of the Collateral Agent has made any representations to induce this waiver, that the Debtor and Shareholders have been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by the Debtor and Shareholders and that the Debtor and Shareholders have had the opportunity to discuss this waiver with counsel. The Debtor and Shareholders further agree that any bankruptcy or insolvency proceeding initiated by the Debtor or Shareholders will only be brought in courts within the geographic boundaries of New York State. Notwithstanding anything to the contrary in this Section 11, the parties hereto agree that this Section shall terminate and be of no further effect after the security interest created hereby has terminated.

12.      MISCELLANEOUS.

         12.1 EXPENSES. Debtor and Shareholders shall severally pay to the Collateral Agent, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Collateral Agent may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Collateral Agent hereunder or with respect to any or all of the Obligations; or (c) failure by Debtor or Shareholders to perform and observe any agreements of Debtor or Shareholders contained herein which are performed by the Collateral Agent.

         12.2 WAIVERS, AMENDMENT AND REMEDIES. No course of dealing by the Collateral Agent and no failure by the Collateral Agent to exercise, or delay by the Collateral Agent in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Collateral Agent. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor or Shareholders therefrom, shall, in any event, be effective unless contained in a writing signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Collateral Agent, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Collateral Agent from time to time in such order as the Collateral Agent may elect.

         12.3 NOTICES. Any notice or other communications under the provisions of this Agreement shall be given in writing and delivered to the recipient in person, by reputable overnight courier or delivery service, by facsimile machine (receipt conformed) with a copy sent by first class mail on the date of transmission, or by registered or certified mail, return receipt requested, directed to its address set forth below (or to any new address of which a party hereto shall have informed the other by the giving of notice in the manner provided herein):

           To Debtor:                  IVG Corp.
                                       13135 Dairy Ashford, Suite 525
                                       Sugar Land, TX 77478
                                       Fax: (281) 295-8440

           With a copy to:             Baker & McKenzie
                                       2300 Trammell Crow Center
                                       2001 Ross Avenue
                                       Dallas, TX 75201
                                       Attn: Lawrence B. Mandala, Esq.
                                       Fax: (214) 978-3099

           To Shareholders:            To the addresses and telecopier numbers
                                       Set forth on Schedule B hereto


           To Lenders:                 To the addresses and telecopier numbers
                                       Set forth on Schedule A hereto


           To the Collateral Agent:    Barbara R. Mittman, Esq.
                                       Grushko & Mittman, P.C.
                                       551 Fifth Avenue, Suite 1601
                                       New York, New York 10176
                                       Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

         12.4 TERM; BINDING EFFECT. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Debtor and Shareholders, and their successors and assigns; and (c) inure to the benefit of the Collateral Agent, for the benefit of the Lenders and their heirs, legal representatives, successors in title and permitted assigns.

         12.5 CAPTIONS. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

         12.6 GOVERNING LAW; VENUE; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against the Debtor and Shareholders with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Debtor and Shareholders hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor and Shareholders hereby irrevocably waive any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

         12.7 COUNTERPARTS/EXECUTION. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

                                        "DEBTOR"
                                        IVG CORP.
                                        a Delaware corporation

                                        By: /S/  ELORIAN LANDERS
                                            ------------------------------------

                                        Its:  CEO
                                             -----------------------------------

"SHAREHOLDERS"


/s/ Elorian Lander
/s/ BECKY LANDERS                        /s/ RODNEY HAMP
------------------------------------     ---------------------------------------
ELORIAN & BECKY LANDERS JTWROS           HAMP FAMILY LIMITED PARTNERSHIP
                                         By: Rodney Hamp


/s/ W. JACKSON BELT                      /s/ PETER WOKOUN
------------------------------------     ---------------------------------------
W. JACKSON BELT                          PETER WOKOUN


/s/ STEPHEN LANDERS                      /s/ THOMAS MCCRIMMON
------------------------------------     ---------------------------------------
STEPHEN LANDERS                          THOMAS McCRIMMON


/s/ BARBARA MITTMAN
------------------------------------
BARBARA MITTMAN - "COLLATERAL AGENT"


APPROVED:

/S/ ILLEGIBLE                            /s/ M. KLEE - DIRECTOR
------------------------------------     ---------------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT         AMRO INTERNATIONAL, S.A.


/s/ ILLEGIBLE                            /s/ ILLEGIBLE
------------------------------------     ---------------------------------------
MARKHAM HOLDINGS LTD.                    STONESTREET LIMITED PARTNERSHIP


  THIS SECURITY AGREEMENT MAY BE EXECUTED BY FACSIMILE SIGNATURE AND DELIVERED
                      BY CONFIRMED FACSIMILE TRANSMISSION.

                        SCHEDULE A TO SECURITY AGREEMENT
                        --------------------------------


                                              PRINCIPAL NOTE               PRINCIPAL
                                              AMOUNT - ISSUE               PROMISSORY NOTE
SUBSCRIBERS                                   DATE FEBRUARY 2, 2001        AMOUNT
--------------------------------------------- ---------------------------- ------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT              $300,000.00                  $15,000.00
A Lichtenstein corporation
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax:
--------------------------------------------- ---------------------------- ------------------
AMRO INTERNATIONAL, S.A.
C/o Ultra Finanz
Grossmuensterplatz 6
Zurich, Switzerland CH8022
Fax: 011-411-262-5512                         $250,000.00                  $12,500.00
--------------------------------------------- ---------------------------- ------------------
MARKHAM HOLDINGS LTD.
C/o Mr. David Hassan
50 Town Range
P.O. Box 472
Gilbraltar
Fax: 011-34-9567-40404                        $350,000.00                  $17,500.00
--------------------------------------------- ---------------------------- ------------------
STONESTREET LIMITED PARTNERSHIP
C/o Carol Harrop/Michael Finkelstein
260 Town Centre Blvd., Suite 201
Markham, ON, L3R 8H8
Fax: 416-956-8989                             $200,000.00                  $10,000.00
--------------------------------------------- ---------------------------- ------------------
TOTAL                                         $1,100,000.00                $55,000.00
--------------------------------------------- ---------------------------- ------------------


                        SCHEDULE B TO SECURITY AGREEMENT
                        --------------------------------

                                                                             STOCK
DEPOSITOR                                  DEPOSITED SECURITY                CERTIFICATE          ACQUISITION
                                           SHARES                            NUMBERS              DATE*
------------------------------------------ --------------------------------- -------------------- -------------------
ELORIAN AND BECKY LANDERS JTWROS           3,000,000 common shares           2142                      12/31/99
30 Farrell Ridge                           ($.0001 par value per share) of
Sugar Land, TX  77479                      ivg Corp.
------------------------------------------ --------------------------------- -------------------- -------------------
HAMP FAMILY LIMITED PARTNERSHIP            600,000 common shares             2377, 2378, 2379,         12/31/99
1539 Lazy Spring                           ($.0001) par value per share)     2380, 2381, 2382
Missouri City, TX 77489                    of IVG Corp.
------------------------------------------ --------------------------------- -------------------- -------------------
W. JACKSON BELT                            870,000 common shares             2048, 2049, 2050,         12/31/99
2103 Green Cove Lane                       ($.0001) par value per share)     2471
Sugar Land, TX  77479                      of IVG Corp.
------------------------------------------ --------------------------------- -------------------- -------------------
PETER WOKOUN                               215,000 common shares             2468                      12/31/99
24 Dodge Hill Road                         ($.0001) par value per share)
Sutton, MA  01590                          of IVG Corp.
------------------------------------------ --------------------------------- -------------------- -------------------
STEPHEN LANDERS                            100,000 common shares             2275                      12/31/99
30 Farrell Ridge                           ($.0001) par value per share)
Sugar Land, TX  77479                      of IVG Corp.
------------------------------------------ --------------------------------- -------------------- -------------------
THOMAS McCRIMMON                           218,000 common shares             137, 142, 1709, 1914      12/31/99
3816 W. Linebaugh Ave., #200               ($.0001) par value per share)
Tampa, FL 33624                            of IVG Corp.
------------------------------------------ --------------------------------- -------------------- -------------------

* The Depositor represents that each of the deposited Security Shares was initially issued on the Acquisition Date and fully paid for as of the Acquisition Date.